ASSIGNMENT

STATE OF TEXAS )
KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COCHRAN )

I.

THAT, DAVRIC CORPORATION, a Nevada corporation, whose principal address is 980 American Pacific Drive, Suite 111, Henderson, Nevada 89014, (“ASSIGNOR”), for and in consideration of the sum of ONE HUNDRED DOLLARS AND NO CENTS ($100.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has SOLD, TRANSFERRED AND CONVEYED and, subject to the terms and provisions contained herein, does hereby SELL, TRANSFER, ASSIGN, AND CONVEY unto REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P., a Texas limited partnership, whose general partner is Reef Oil & Gas Partners, GP, LLC, whose principal address is 1901 North Central Expressway, Suite 300, Richardson, Texas 75080, (“ASSIGNEE”), the following interests in and to the properties described below in this Paragraph I (collectively called the “Assets”): 1.) an 11% of 8/8ths interest in and to the Assets insofar as they are located within the confines of, are appurtenant to or affect the “Dean Unit” or the “Dean B Unit” (as the “Dean Unit” and the “Dean B Unit” are described on Exhibit B hereto):

A.	The oil and gas leases specifically described on Exhibit “A” attached hereto and made a part hereof (the “Leases”);

B.
All presently existing and effective unitization, pooling and communitization agreements, declarations and orders (including, but not limited to, all units and pooled areas formed pursuant to orders, regulations, rules or other actions of a federal, state or other governmental agency having jurisdiction) and the properties or units created thereby;

C.
The contracts and agreements listed in Exhibit “C” attached hereto (the “Contracts”). In the event there are other agreements or contracts necessary or desirable with respect to the operations being conducted on the Units, at its option, Assignee [RL1] shall be entitled to the benefits of such contracts or agreements; and

D.
All oil and gas wells (including any currently held contractual right to a reversionary or after payout interest in any well), water wells, salt water disposal wells, injection wells, and all personal property, equipment, structures and fixtures (including, but not limited to tanks, pumps, pipelines, flowlines and waterlines) as of the Effective Date and used or obtained solely in connection with the production, treatment, sale or disposal of hydrocarbons or produced water therefrom or attributable thereto (hereinafter the “Other Property”).

II.

A.           This Assignment and the terms and obligations contained herein shall be binding upon and shall inure to the benefit of ASSIGNOR and ASSIGNEE and their respective heirs, successors and assigns, and shall constitute covenants running with the land. All provisions herein are solely and exclusively for the benefit of ASSIGNOR and ASSIGNEE and their successors and assigns, and no other person shall be deemed a beneficiary or have standing to require the satisfaction of their terms.

B.            ASSIGNOR binds itself, its successors and assigns to warrant and defend all and singular the interests assigned and described herein to ASSIGNEE, its successors and assigns, forever against every person whomsoever lawfully claiming such interests, or any part of such interests, by, through and under ASSIGNOR but not otherwise.

III.

This instrument may be executed by ASSIGNOR and ASSIGNEE in duplicate originals, but they shall constitute but one assignment.

EXECUTED on the dates contained in the acknowledgments of this instrument, but to be effective for all purposes as of May 1, 2008 at 7:00 a.m. at the location of the Assets (hereinafter the “Effective Date”).

“ASSIGNOR”
DAVRIC CORPORATION

By:
Jerry E. Polls
President

“ASSIGNEE”
REEF OIL & GAS INCOME
AND DEVELOPMENT FUND III,
L.P.
By: Reef Oil & Gas Partners, LP,
general partner
By: Reef Oil & Gas Partners, GP,
LLC, general partner

By:
Michael J. Mauceli
Manager

STATE OF NEVADA                       )

COUNTY OF CLARK           )

On this 15th day of July, 2008, before me appeared Jerry E. Polis, to me personally known, who, being by me duly sworn, did say that he is the President of DAVRIC CORPORATION, a Nevada corporation, and that the foregoing instrument was signed in behalf of said Corporation as the free act and deed of said Corporation[RL2].

NOTARY PUBLIC

STATE OF TEXAS               )

COUNTY OF DALLAS        )

On this _______ day of ____________, 2008, before me appeared Michael J. Mauceli, to me personally known, who, being by me duly sworn, did say that he is the Manager of REEF OIL & GAS PARTNERS, GP, LLC, the General Partner of REEF OIL & GAS PARTNERS, L.P., the General Partner of REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P., a Texas Limited Partnership, and that the foregoing instrument was signed in behalf of the Partnership as the free act and deed of said Partnership.

NOTARY PUBLIC

STATE OF NEVADA                      )

COUNTY OF CLARK            )

On this ________ day of _____, 2008, before me appeared Jerry E. Polis, to me personally known, who, being by me duly sworn, did say that he is the President of DAVRIC CORPORATION, a Nevada corporation, and that the foregoing instrument was signed in behalf of said Corporation as the free act and deed of said Corporation.

NOTARY PUBLIC

STATE OF TEXAS               )

COUNTY OF DALLAS        )

On this 16th day of July, 2008, before me appeared Michael J. Mauceli, to me personally known, who, being by me duly sworn, did say that he is the Manager of REEF OIL & GAS PARTNERS, GP, LLC, the General Partner of REEF OIL & GAS PARTNERS, L.P., the General Partner of REEF OIL & GAS INCOME AND DEVELOPMENT FUND III, L.P., a Texas Limited Partnership, and that the foregoing instrument was signed in behalf of the Partnership as the free act and deed of said Partnership.

NOTARY PUBLIC

EXHIBIT “A”

Attached to and made a part of that certain Assignment, dated May 1, 2008 by and between Davric Corporation, Assignor and Reef Oil & Gas Income and Development Fund III, L.P., Assignee

Oil and Gas Lease dated May 31, 1937, recorded in Vol. 1, page 625 of the Oil and Gas Lease Records of Cochran County, Texas, from Carrie Slaughter Dean, as lessor, to P.N. Wiggins, as lessee;

Oil and Gas Lease dated April 5, 1937, recorded in Vol. 1, page 435 of the Oil and Gas Lease Records of Cochran County, Texas, from Carrie Slaughter Dean, as lessor, to P.N. Wiggins, as lessee;

Oil and Gas Lease dated January 3, 1939, recorded in Vol. 2, page 350 of the Oil and Gas Lease Records of Cochran County, Texas, from Carrie Slaughter Dean, as lessor, to Honolulu Oil Corporation, as lessee; and

EXHIBIT “B”

Attached to and made a part of that certain Assignment by and between Davric
Corporation, Assignor, and Reef Oil & Gas Income & Development Fund III, Assignee,
effective May 1, 2008.

1.           Description of lands subject to this agreement:

Dean Unit:

Labors 1, 12 and 13, League 89, Lipscomb County School Land and Labors 1, 2, 12 and 13, League 90, Lipscomb County School Land, Cochran County, Texas.

Dean “B” Unit:

Tract 3 -	E/2 S/2 W/2 W/2 W/2 of League 91
Tract 4 -	E/2 W/2 W/2 of League 91
Tract 5 -
E/2 W/2 of League 91; Labors 3, 4, 5, 6, 8, 9, 16, 18, S/2 of Labor 15 and the West 1,543.79 acres, less the west 480 acres thereof of League 90 and the Northwest 35.4 acres of the west 441.75 acres of the East ¾ of League 89

Tract 6 -	West 480 acres of League 90
Tract 7 -	Labor 7, League 90
Tract 8 -	Labor 10, League 90
Tract 9 -	N/2 and SE/4 of Labor 17, League 90
Tract 10 -	N/2 of Labor 15, League 90
Tract 11 -	NW/35.4 acres of Labor 5, League 89
Tract 12 -	SW/4 of Labor 17, League 90

All located in Lipscomb County School Land, Cochran County, Texas.

2.           Restrictions, if any, as to depths, formations, or substances:

Dean “B” Unit

Tract 3:           Surface to 5200 feet only;
Tract 4:           Surface to 5750 feet only;
Tract 7:           Surface to 5500 feet only;

Exhibit “C”

Attached to and made part of that certain Purchase and Sale Agreement dated May 1, 2008, by and between Davric Corporation, Assignor and Reef Oil & Gas Income and Development Fund III, L.P, Assignee.

List of Contracts

Contract		Date
File No.	Type	Executed	Other Party

032647-C	Electric Service Agreement	03/18/1966	Southwestern Public Service Co.
69081	Cooperative Waterflood Agreement	08/02/1966	Sun Oil Co.
69108	Cooperative Waterflood Agreement	08/03/1966	Tidewater
73903	Cooperative Waterflood Agreement	12/01/1969	Amoco Production Co.
91036	Salt Water Disposal Agreement	11/06/1974	Great Western Drilling Co.
94821	Casinghead Gas Contract	01/01/1978	Amoco Production Co.
1000261	Injection Well & Water Sales Agreement	04/29/1980	Amoco Production Co.
032647-D	Electric Service Agreement	03/18/1966	Southwestern Public Service Co.
84041	Cooperative Waterflood Agreement	04/01/1973	Burk Royalty Company
73265	Cooperative Waterflood Agreement	01/13/1969	Pennzoil (Gulf Oil Co.)
100262	Cooperative Waterflood Agreement	04/24/1980	Crown Central Petroleum Corp.

1.) Contracts a.) 032647-C, b.) 69081, c.) 69108, d.) 73903, e.) 91036, f.) 94821 and g.) 1000261 pertain to the Dean B Unit.

2.) Contracts a.) 1000261, b.) 032647-D, c.) 84041, d.) 73265 and e.) 100262 pertain to the Dean Unit.

FILED AND RECORDED
OFFICIAL PUBLIC RECORDS
On: Jul 21, 2008 at 02:42P

Receipt:	5988
Document Number:	10691
Amount:	39.00

By Connie Jo Baker, Deputy

STATE OF TEXAS	COUNTY OF COCHRAN

I hereby certify that this instrument was FILED on this date and time stamped hereon by the and was duly RECORDED in the OFFICIAL PUBLIC RECORDS OF COCHRAN COUNTY, TEXAS in the volume and page as shown.

Rita Tyson, County Clerk Cochran county, Texas

By	, Deputy

Any provision herein which restricts the sale, rental or use of the described real property because of color or race is invalid and unenforceable under federal law.